SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2007


                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                    000-51043                43-1705942
 (State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation or Organization)     File Number)           Identification No.)


12 MASONIC AVE., CAMDEN, NY                                         13316
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (315) 245-3800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information contained in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.

Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release issued by International Wire Group, Inc., dated November 14, 2007, reporting International Wire Group, Inc.'s results for the third quarter of 2007.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT               DESCRIPTION
-------               -----------

99.1 Press Release, dated November 14, 2007, announcing results for the third quarter of 2007.
















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERNATIONAL WIRE GROUP, INC.


Date:  November 14, 2007                    By:   /s/ Glenn J. Holler
                                                ------------------------------
                                                Name:  Glenn J. Holler
                                                Title: Senior Vice President,
                                                       Chief Financial Officer
                                                       (Principal Financial and
                                                       Accounting Officer) and
                                                       Secretary



















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                                  EXHIBIT INDEX

EXHIBIT               DESCRIPTION
-------               -----------

99.1 Press Release, dated November 14, 2007, announcing results for the third quarter of 2007.






















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